AMENDMENT NO. 6 TO CREDIT AND GUARANTEE AGREEMENT


                                                     April 30, 2003



Remington Products Company, L.L.C.
60 Main Street
Bridgeport, Connecticut  06604
Attention: Kris Kelley

     Reference is hereby made to that certain Credit and Guarantee Agreement (the "Credit Amendment"), dated as of August 21, 2001, as amended to date, among Remington Products Company, L.L.C., a Delaware limited liability company (the "Company") Remington Consumer Products Limited, a company incorporated under the laws of England (the "UK Borrower"), Remington Products Gmbh, a company organized and existing under the laws of Germany (the "German Borrower"), Remington Consumer Products (Ireland) Limited, a company incorporated under the laws of Ireland (the "Irish Borrower") and Remington Products (Canada) Inc., a company incorporated under the laws of Canada (the "Canadian Borrower"; together with the Company, the UK Borrower, the German Borrower and the Irish Borrower, the "Borrowers"), the lending institutions party thereto, Fleet Capital Corporation, as administrative agent (the "Agent"), Fleet Securities, Inc., as sole advisor, lead arranger and book manager, and Congress Financial Corporation (New England), as syndication agent and coarranger. Capitalized terms not defined herein shall have the meanings set forth for such terms in the Credit Agreement.

     The Required Lenders hereby agree that the phrase "and to any Lender, the Agent or an Affiliate thereof in connection with any agreement entered into by the Company with any such party with respect to currency exchange rates or the exchange of nominal interest obligations, either generally or under specific contingencies" be added to the end of the first sentence of the definition of "Primary Obligations" set forth in Section 1.1 of the Credit Agreement.

     This Agreement may not be amended except by a writing signed by the parties hereto.

     This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. This Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto. Delivery of an executed counterpart of a signature page to this Agreement and any amendments by telecopier shall be as effective as delivery of a manually executed counterpart thereof.

     This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York.

     Nothing in this Agreement shall be construed to modify or relieve, in any way, each Borrower's obligation to perform its agreements under the Credit Agreement or any other Loan Document.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers on the day and year first above written.

                            FLEET CAPITAL CORPORATION, as Agent and as a Lender


                            By:
                               ------------------------------------------------
                            Name: Edgar Ezerins
                            Title: Vice President

                            CONGRESS FINANCIALCORPORATION (CENTRAL), as a Lender


                            By:
                               ------------------------------------------------
                            Name:
                            Title:

                            HELLER FINANCIAL, INC., as a Lender


                            By:
                               ------------------------------------------------
                            Name
                            Title:

                            CITIZENS BUSINESS CREDIT CO.,
                            A DIVISION OF CITIZENS LEASING  CORP., as a Lender


                            By:
                               ------------------------------------------------
                            Name
                            Title:

                            WHITEHALL BUSINESS  CREDIT CORPORATION, as a Lender


                            By:
                               ------------------------------------------------
                            Name:
                            Title:


                            THE PROVIDENT BANK, as a Lender


                            By:
                               ------------------------------------------------
                            Name:
                            Title:

                            PNC, NATIONAL ASSOCIATION, as a Lender


                            By:
                               ------------------------------------------------
                            Name
                            Title:

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



                            ACKNOWLEDGED AND AGREED:

                            REMINGTON PRODUCTS COMPANY,L.L.C.


                            By:
                               ------------------------------------------------
                            Name:
                            Title:

                            REMINGTON CONSUMER PRODUCTS LIMITED


                            By:
                               ------------------------------------------------
                            Name:
                            Title:

                            REMINGTON PRODUCTS GMBH


                            By:
                               ------------------------------------------------
                            Name:
                            Title:

                            REMINGTON CONSUMER PRODUCTS (IRELAND) LIMITED


                            By:
                               ------------------------------------------------
                            Name:
                            Title:

                            REMINGTON PRODUCTS (CANADA) INC.


                            By:
                               ------------------------------------------------
                            Name:
                            Title:



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